UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 17, 2003




                          AMERICAN UNITED GLOBAL, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  000-19404                     95-4359228
      (State of                 (Commission                    (IRS Employer
    Incorporation)              File Number)                Identification No.)

    11108 N.E. 106th Place, Kirkland Washington                 98033
     (Address of principal executive offices)                (zip code)



         Registrant's telephone number, including area code: (425) 869-7410

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Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


ITEM 5:  OTHER EVENTS

American United Global, Inc., a corporation formed under the laws of the State of Delaware ("AUGI") is a party to an Amended and Restated Agreement and Plan of Merger dated as of June 16, 2003 (the "Merger Agreement") entered into by and among itself, Lifetime Healthcare Services, Inc., a corporation formed under the laws of the State of Delaware ("Lifetime") and Lifetime Acquisition Corp., a corporation formed under the laws of the State of Delaware and a wholly owned and operated subsidiary of AUGI ("Merger Sub"). The Merger Agreement provided for the acquisition by AUGI of Lifetime through the merger of Merger Sub with and into Lifetime (the "Merger"), with Lifetime being the surviving entity in the Merger and thereby becoming a wholly owned subsidiary of AUGI. Immediately prior to the Merger, Lifetime had acquired fifty-five percent (55%) of the shares of capital stock of New York Medical, Inc. ("NYMI"), a corporation formed under the laws of the State of Delaware.

The Merger Agreement included a closing agreement as an exhibit (the "Closing Agreement") dated of even date with the Merger Agreement, which Closing Agreement was entered into by and among Lifetime, Redwood Investments
Associates, L.P., a Delaware limited partnership ("Redwood"), Dr. Jonathan Landow, an individual with offices at Two Jericho Plaza - Wing B, Jericho, New York 11753 ("Dr. Landow"), AUGI, Tracy Landow, an individual with offices at Two Jericho Plaza - Wing B, Jericho, New York 11753 ("T. Landow"), the Rubin Family Irrevocable Stock Trust (the "Trust"), Robert M. Rubin ("Rubin") and certain stockholders of Lifetime.

The Closing Agreement required AUGI to pay to Redwood and T. Landow an aggregate of approximately $4.6 million by October 17, 2003 and an additional $2.0 million by March 2004. AUGI was unable to make the October 17, 2003 payment. Such payment date was extended to October 31, 2003 by mutual agreement of the parties, subject to AUGI paying the entire $6.7 million due to Redwood and T. Landow under the Closing Agreement, and extending for one year, or until January 2005, the maturity date of a $1.5 million NYMI note payable to AUGI.

AUGI has entered into a non-binding agreement with an unaffiliated investor group to purchase $7.0 million of AUGI common stock, to represent 25% of the fully-diluted AUGI common stock after such investment is made. The proceeds of such sale are intended to be used to retire all obligations due to Redwood and
T. Landow. However, to date, the investor has not funded under such agreement, and AUGI has been unable to make the payments due to Redwood and T. Landow.

On November 13, 2003, Redwood, T. Landow and Dr. Landow agreed not to exercise the rights granted under the Closing Agreement until 5:00 P.M. EST on Monday, November 17, 2003. The anticipated $7,000,000 was not raised by such time and date. Accordingly, there is therefore an automatic default under the Standstill Agreement and the Closing Agreement. Under the terms of the Closing Agreement, Dr. Landow will have the right to force the Company to engage an investment bank and sell its New York Medical subsidiary at the highest price offered by a qualified buyer. Such sale would have a material and adverse effect on the Company's results of operations, financial condition and future prospects.

In the event that the Company is required to sell New York Medical (the Company's only operating business), it will seek other opportunities to acquire businesses that are in the medical services industry similar to that engaged in by New York Medical. Representatives of the Company are in preliminary discussions with other potential acquisition candidates and have held discussions with investment bankers to assist the company in financing any such potential acquisitions. There can, however, be no assurance that the Company will be able to either (a) timely pay or obtain an extension of its $1,500,000 of obligations on bridge notes which are due in March 2004, or (b) consummate the acquisition of one or more operating businesses. Even if the Company is able to timely pay or obtain an extension on its bridge notes and acquire one or more businesses, then it is possible that any such transactions, if consummated, could significantly dilute the interests of present stockholders of the Company.

For more information concerning the Default Notice and related matters, see: (i) the information set forth in this Form 8-K, including with specific reference "Item 5 - Other Events"; (ii) the Closing Agreement, (iii) the Standstill Agreement and (iv) the other exhibits of this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

     (c) Exhibits - The following documents are attached as exhibits to this report on Form 8-K:

     10.1 Closing Agreement by and among American United Global, Inc. Lifetime Healthcare Services, Inc., Redwood Investments Associates, L.P., certain stockholders of Lifetime Healthcare Services, Dr. Jonathan Landow, M.D., Tracy Landow, the Rubin Family Irrevocable Stock Trust, and Robert M. Rubin, dated as of June 16, 2003.*

     10.2 Standstill Agreement dated October 23, 2003 entered into by and among American United Global, Inc., a Delaware corporation, Tracy Landow, an individual residing in the State of New York, Dr. Jonathan Landow, an individual residing in the State of New York and Redwood Investments Associates, L.P., a Delaware limited partnership.**

     10.3 Default Notice dated November 5, 2003 to American United Global, Inc. by Dr. Jonathan Landow.***

* Incorporated by reference from the Form 8-K filed by AUGI on July 2, 2003.

**Incorporated by reference from the Form 8-K filed by AUGI on October 30, 2003.

*** Filed herewith.

                                                    AMERICAN UNITED GLOBAL, INC.



                                                     By: /s/  Robert M. Rubin
                                                     ------------------------
                                                         Robert M. Rubin, CEO

November 17, 2003